Exhibit 99.1

                    Supplemental Operating and Financial Data

                     For the Quarter Ended December 31, 2003






This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.



Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.


                                       Prime Group Realty Trust
                                          Fourth Quarter 2003

                                                 Index
-------------------------------------------------------------------------------------------------------


                                                                                                   Page
                                                                                                -------
Investor Information                                                                                 1
Capital Structure                                                                                    2
Financial Highlights                                                                                 3
Debt Schedule                                                                                        6
Scheduled Principal Payments and Debt Maturities                                                     8
Property Summary                                                                                     9
Leasing Activity                                                                                 12-13
Tenant Retention                                                                                 14-15
Office Lease Expiration Schedule                                                                    16
Industrial Lease Expiration Schedule                                                                17
Joint Venture Office Lease Expiration Schedule                                                      18
Largest Tenants                                                                                     19
Portfolio by North American Industry Classification System (NAICS) Code                             20
Board of Trustees and Officers                                                                      21


                                               Prime Group Realty Trust
                                                 Fourth Quarter 2003

                                                 Investor Information
----------------------------------------------------------------------------------------------------------------------


Corporate Headquarters:                                               Stock Exchange Listing and Trading Symbols:
-----------------------------------------------                       ------------------------------------------------
77 West Wacker Drive, Suite 3900                                      New York Stock Exchange
Chicago, Illinois 60601                                               Common Shares Trading Symbol: PGE
Telephone: (312) 917-1300                                             Preferred Shares Trading Symbol: PGEPRB
Facsimile:  (312) 917-1310
Website: www.pgrt.com


Investor Relations:                                                   Transfer Agent Services:
-----------------------------------------------                       ------------------------------------------------
Telephone: (312) 917-8788                                             LaSalle National Bank
Facsimile:  (312) 917-1597                                            Telephone: (800) 246-5761
E-mail: investorrelations@pgrt.com


Independent Public Accountants:                                       Research Coverage:
-----------------------------------------------                       ------------------------------------------------
Ernst & Young, LLP                                                    Company: Legg Mason Wood Walker, Inc.
Chicago, Illinois                                                     Analysts: David M. Fick (410) 454-5018
                                                                                Kenneth S. Weinberg (410) 454-5175



                                 Prime Group Realty Trust
                                   Fourth Quarter 2003

                        Capital Structure as of December 31, 2003
------------------------------------------------------------------------------------------


Debt:
-------------------------------------------------
Mortgages and Notes Payable                                                  $547,919,897
Bonds Payable                                                                  24,900,000
                                                                         -----------------
  Total Debt                                                                 $572,819,897
                                                                         -----------------


Equity:                                             Shares      Closing
-------------------------------------------------
                                                  Outstanding    Price
                                                 ------------------------
Common Shares                                      23,670,522      $6.27     $148,414,173
Operating Partnership Units                         3,076,586       6.27       19,290,194
Series B Preferred Shares and Accrued
 Distributions                                                                111,250,000
                                                                         -----------------
  Total Equity                                                               $278,954,367
                                                                         -----------------


Total Market Capitalization                                                  $851,774,264
                                                                         =================



                                                Prime Group Realty Trust
                                                  Fourth Quarter 2003

                                                  Financial Highlights
------------------------------------------------------------------------------------------------------------------------


                                                                                  Three Months Ended
                                                              ----------------------------------------------------------
Consolidated Statements of Operations:                        Dec 31, 2003  Sep 30, 2003   Jun 30, 2003   Mar 31, 2003
------------------------------------------------------------------------------------------------------------------------

Rental Revenue and Tenant Reimbursements                       $31,220,000    $42,925,000    $41,656,000    $41,600,000
Lease Termination Fees                                             531,000        366,000      1,514,000     29,712,000
Other Revenue                                                    1,555,000      2,559,000      1,873,000      1,854,000
                                                              ----------------------------------------------------------
Total Revenue                                                   33,306,000     45,850,000     45,043,000     73,166,000
Provision for Asset Impairment                                 (44,453,000)      (900,000)             -              -
Other Expenses                                                 (25,043,000)   (35,057,000)   (35,077,000)   (34,330,000)
                                                              ----------------------------------------------------------
Operating Income                                               (36,190,000)     9,893,000      9,966,000     38,836,000
Other Income                                                    (3,684,000)       366,000      1,723,000        642,000
Interest Expense                                                (9,695,000)   (13,928,000)   (14,464,000)   (15,299,000)
Amortization of Deferred Financing Costs                        (3,562,000)    (1,027,000)    (1,328,000)    (1,622,000)
                                                              ----------------------------------------------------------
Income/(Loss) from Continuing Operations before Minority
 Interests                                                     (53,131,000)    (4,696,000)    (4,103,000)    22,557,000
Minority Interests                                               6,370,000        804,000      2,238,000     (8,358,000)
                                                              ----------------------------------------------------------
Income/(Loss) from Continuing Operations                       (46,761,000)    (3,892,000)    (1,865,000)    14,199,000
Discontinued Operations Net of Minority Interests                   76,000         16,000      1,984,000        672,000
Gain/(Loss) on Sales of Real Estate                               (646,000)             -              -              -
                                                              ----------------------------------------------------------
Net Income/(Loss)                                              (47,331,000)    (3,876,000)       119,000     14,871,000
Net Income Allocated to Preferred Shareholders                  (2,250,000)    (2,250,000)    (2,250,000)    (2,250,000)
                                                              ----------------------------------------------------------
Net Income/(Loss) Available to Common Shareholders            $(49,581,000)   $(6,126,000)   $(2,131,000)   $12,621,000
                                                              ==========================================================

Net Income/(Loss) per Weighted Average Share
  Available to Common Shareholders                                  $(2.10)        $(0.26)        $(0.12)         $0.80
                                                              ==========================================================



                                                                                  Three Months Ended
                                                              ----------------------------------------------------------
Funds from Operations:                                        Dec 31, 2003  Sep 30, 2003   Jun 30, 2003   Mar 31, 2003
------------------------------------------------------------------------------------------------------------------------

Net Income/(Loss) Available to Common Shareholders            $(49,581,000)   $(6,126,000)   $(2,131,000)   $12,621,000
Real Estate Depreciation and Amortization                        7,407,000      9,365,000      9,615,000      9,121,000
Amortization of Costs for Leases Assumed                           169,000        675,000        748,000        320,000
Joint Venture Adjustments                                        4,726,000        873,000        871,000        854,000
Adjustment for Discontinued Operations                               4,000          2,000       (593,000)     1,029,000
Minority Interests                                              (6,370,000)      (804,000)    (2,238,000)     8,358,000
                                                              ----------------------------------------------------------
Funds from Operations Available to Common Share/Unit Holders  $(43,645,000)    $3,985,000     $6,272,000    $32,303,000
                                                              ==========================================================

Funds from Operations per Weighted Average Share
  Available to Common Share/Unit Holders                            $(1.63)         $0.15          $0.23          $1.21
                                                              ==========================================================



                                                                                  Three Months Ended
                                                              ----------------------------------------------------------
Consolidated Statements of Cash Flows:                        Dec 31, 2003  Sep 30, 2003   Jun 30, 2003   Mar 31, 2003
------------------------------------------------------------------------------------------------------------------------

Net Cash Provided by/(Used in) Operating Activities           $(10,700,000)    $  883,000    $18,425,000    $20,678,000
Net Cash Provided by/(Used in) Investing Activities            320,243,000     (3,908,000)    61,115,000    (53,129,000)
Net Cash Provided by/(Used in) Financing Activities           (286,429,000)     3,833,000    (77,970,000)    23,767,000
                                                              ----------------------------------------------------------
Net Increase/(Decrease) in Cash and Cash Equivalents            23,114,000        808,000      1,570,000     (8,684,000)
Cash and Cash Equivalents at Beginning of the Period             9,494,000      8,686,000      7,116,000     15,800,000
                                                              ----------------------------------------------------------
Cash and Cash Equivalents at End of the Period                 $32,608,000     $9,494,000     $8,686,000     $7,116,000
                                                              ==========================================================



                                                                                         As of
                                                              ----------------------------------------------------------
Consolidated Balance Sheets:                                  Dec 31, 2003  Sep 30, 2003   Jun 30, 2003   Mar 31, 2003
------------------------------------------------------------------------------------------------------------------------

Total Assets                                                  $948,781,000 $1,331,485,000 $1,320,612,000 $1,424,621,000
                                                              ==========================================================

Mortgages, Notes, Bonds and Construction Financing Payable    $572,820,000 $  614,447,000 $  853,671,000 $  931,149,000
Other Liabilities                                               90,820,000    379,214,000    125,506,000    125,142,000
Minority Interests                                              21,803,000     28,245,000     29,047,000    107,475,000
Shareholders' Equity                                           263,338,000    309,579,000    312,388,000    260,855,000
                                                              ----------------------------------------------------------
Total Liabilities and Shareholders' Equity                    $948,781,000 $1,331,485,000 $1,320,612,000 $1,424,621,000
                                                              ==========================================================



                                                                                  Three Months Ended
                                                              ----------------------------------------------------------
Common Stock (PGE) Data:                                      Dec 31, 2003  Sep 30, 2003   Jun 30, 2003   Mar 31, 2003
------------------------------------------------------------------------------------------------------------------------

High Closing Price                                                   $6.55          $7.00          $6.95          $5.44
Low Closing Price                                                    $5.97          $6.00          $5.19          $4.61
Average Closing Price                                                $6.25          $6.31          $6.23          $5.03
End of Period Closing Price                                          $6.27          $6.65          $5.80          $5.23
Outstanding Common Shares (end of period)                       23,670,522     23,670,522     23,670,522     15,725,629
Outstanding Operating Partnership Units (end of period)          3,076,586      3,076,586      3,076,586     11,021,479



                                                                                  Three Months Ended
                                                              ----------------------------------------------------------
Series B Preferred (PGEPRB) Data:                             Dec 31, 2003  Sep 30, 2003   Jun 30, 2003   Mar 31, 2003
------------------------------------------------------------------------------------------------------------------------

High Closing Price                                                  $25.79         $24.35         $21.25         $17.30
Low Closing Price                                                   $23.85         $22.05         $17.36         $15.40
Average Closing Price                                               $24.40         $22.99         $19.73         $16.51
End of Period Closing Price                                         $25.79         $24.35         $21.25         $17.30
Outstanding Series B Preferred Shares (end of period)            4,000,000      4,000,000      4,000,000      4,000,000



                                               Prime Group Realty Trust
                                                  Fourth Quarter 2003

                                         Debt Schedule as of December 31, 2003
-----------------------------------------------------------------------------------------------------------------------


                                                                                            Maximum
                                                                                            Interest          Maturity
                                                                         Principal  Interest Rate   Maturity Date with
                                                                                              with
            Collateral                       Lender           Debt Type   Balance     Rate   Hedge    Date   Extensions
-----------------------------------------------------------------------------------------------------------------------

Fixed Rate Debt:
----------------------------------
Continental Towers                CIGNA                       Senior    $67,649,233    7.22%        01/05/13
Various                           CIBC Oppenheimer/GMAC       Senior     15,539,798    7.17%        05/01/08
Various                           CIBC Oppenheimer/Midland    Senior     14,640,972    7.17%        05/01/08
Various                           CIBC Oppenheimer/Key        Senior     14,054,618    7.17%        05/01/08
Narco River Business Center       CIBC Oppenheimer            Senior      2,663,153    8.68%        12/01/09
Brush Hill Office Court           Deutsche Banc Mortgage      Senior
                                   Capital                                7,979,634    8.76%        01/01/10
7100 Madison Avenue               Greenwich Capital           Senior      3,806,073    8.44%        05/01/10
Jorie Plaza                       LaSalle Bank, N.A.          Senior     22,293,094    8.33%        12/01/10
208 South LaSalle Street          Capital Company of America  Senior     43,180,094    7.79%        04/11/13
Enterprise Office Center II       Deutsche Banc Mortgage      Senior
                                   Capital                                5,858,180    7.63%        03/01/11
555 Kirk Road/1543 Abbott Drive   LaSalle Bank, N.A.          Senior      2,347,236    7.35%        04/30/05
                                                                       -------------
  Total Fixed Rate Debt                                                $200,012,085
                                                                       -------------

Variable Rate Debt:
----------------------------------
33 West Monroe Street             DGZ Deka Bank               Senior    $59,625,000    2.67%  8.00% 11/15/05  11/15/07
33 West Monroe Street             Fleet National Bank         Mezzanine  11,800,000    8.17% 11.50% 11/15/04
IBM Plaza                         Lehman Brothers Bank FSB    Senior    130,211,771    3.70%  8.03% 03/09/06  03/09/08
IBM Plaza                         Lehman Brothers Bank FSB    Mezzanine  64,788,229    7.70% 12.30% 03/09/06  03/09/08
180 North LaSalle Street          Greenwich Capital           Senior     60,000,000    4.88% 11.00% 01/15/04
Jorie Plaza/208 South LaSalle     Fleet National Bank         Mezzanine
 Street                                                                  11,900,000    8.17% 14.50% 11/15/04
1455 Sequoia Drive                LaSalle Bank, N.A.          Senior      5,557,500    3.67%        05/31/04


Variable Rate Debt (continued):
----------------------------------
200 South Mitchell Court          Corus Bank                  Senior      4,025,312    5.00%        09/01/05
Enterprise I - Enterprise VI      Indiana Industrial Bonds    Senior     24,900,000    3.54%        01/02/07
                                                                       -------------
  Total Variable Rate Debt                                             $372,807,812
                                                                       -------------

Total Debt                                                             $572,819,897
                                                                       =============

Non-Consolidated Debt:
----------------------------------
77 West Wacker Drive              Merrill Lynch               Senior   $166,000,000    5.70%        11/01/13
Bank One Center                   Helaba Bank                 Senior    247,500,000    5.47%        10/01/10
Thistle Landing                   Wells Fargo                 Senior     22,980,143    6.50%        03/01/06
                                                                       -------------
Total Non-Consolidated Debt                                            $436,480,143
                                                                       =============


                      Prime Group Realty Trust
                         Fourth Quarter 2003

          Scheduled Principal Payments and Debt Maturities
---------------------------------------------------------------------


Debt Retired on Initial Maturity Dates:
------------------------------------------

             Scheduled
             Principal         Debt                         Percent
   Year      Payments       Maturities         Total        of Debt
---------------------------------------------------------------------
     2004    $ 5,679,576     $ 88,357,500    $ 94,037,076       16.4%
     2005      4,708,673       63,206,616      67,915,289       11.9%
     2006      3,798,653      195,000,000     198,798,653       34.7%
     2007      4,093,886       24,900,000      28,993,886        5.1%
     2008      3,832,943       41,259,020      45,091,963        7.9%
Thereafter    15,938,656      122,044,375     137,983,030       24.1%
          -----------------------------------------------------------
Total        $38,052,387     $534,767,510    $572,819,897      100.0%
          ===========================================================



Extension Options Exercised:
------------------------------------------

             Scheduled
             Principal         Debt                         Percent
   Year      Payments       Maturities         Total        of Debt
---------------------------------------------------------------------
     2004    $ 5,679,576     $ 88,357,500    $ 94,037,076       16.4%
     2005      5,083,673        6,206,616      11,290,289        2.0%
     2006      5,298,653                -       5,298,653        0.9%
     2007      5,218,886       78,900,000      84,118,886       14.7%
     2008      3,832,943      236,259,020     240,091,963       41.9%
Thereafter    15,938,656      122,044,375     137,983,030       24.1%
          -----------------------------------------------------------
Total        $41,052,387     $531,767,510    $572,819,897      100.0%
          ===========================================================


                                           Prime Group Realty Trust
                                             Fourth Quarter 2003

                                   Property Summary as of December 31, 2003
--------------------------------------------------------------------------------------------------------------


                                                                                           12/31/03  12/31/02
                                                         Year Built/     Net     Square    Percent   Percent
                                                                        Rentable   Feet
             Property                   City/State        Renovated    Square    Occupied  Occupied  Occupied
                                                                         Feet
--------------------------------------------------------------------------------------------------------------

CBD Office Properties:
-----------------------------------
180 North LaSalle Street           Chicago, IL              1972/1999   766,424   604,391      78.9%     89.7%
208 South LaSalle Street           Chicago, IL              1914/1956   866,108   760,575      87.8%     91.1%
33 West Monroe Street              Chicago, IL                   1980   852,075   180,343      21.2%     90.7%
IBM Plaza                          Chicago, IL                   1971 1,364,811 1,217,095      89.2%     97.1%
                                                                      ----------------------------------------
  Total CBD Office Properties                                         3,849,418 2,762,404      71.8%     92.9%
                                                                      ----------------------------------------

Suburban Office Properties:
-----------------------------------
7100 Madison Avenue                Willowbrook, IL               1998    50,157    50,157     100.0%    100.0%
Atrium Building                    Naperville, IL                1979    65,329    58,180      89.1%     87.4%
Brush Hill Office Court            Westmont, IL                  1986   109,975   108,845      99.0%     97.9%
Continental Towers                 Rolling Meadows, IL 1977/1979/1981   925,887   675,035      72.9%     77.9%
Enterprise Office Center II        Westchester, IL          1998/1999    62,619    54,270      86.7%     86.7%
Jorie Plaza                        Oak Brook, IL            1961/1992   191,666   191,666     100.0%     97.3%
Narco River Business Center        Calumet City, IL              1981    64,929    52,674      81.1%     79.6%
Narco Tower Road                   Schaumburg, IL                1992    50,400    50,400     100.0%    100.0%
Olympian Office Center             Lisle, IL                     1989   165,685   152,258      91.9%     88.9%
                                                                      ----------------------------------------
  Total Suburban Office Properties                                    1,686,647 1,393,485      82.6%     84.6%
                                                                      ----------------------------------------

Total Office Properties                                               5,536,065 4,155,889      75.1%     90.3%
                                                                      ----------------------------------------

Industrial Properties:
-----------------------------------
1051 Kirk Road                     Batavia, IL                   1990   120,004   120,004     100.0%    100.0%
11039 Gage                         Franklin Park, IL        1965/1993    21,935    21,935     100.0%    100.0%


Industrial Properties (continued):
-----------------------------------
11045 Gage                         Franklin Park, IL        1970/1992   136,600   136,600     100.0%    100.0%
1401 South Jefferson Street        Chicago, IL              1965/1985    17,265         -       0.0%    100.0%
1455 Sequoia Drive                 Aurora, IL                    2000   257,600   202,400      78.6%     83.9%
1543 Abbott Drive                  Wheeling, IL                  1983    43,930    43,930     100.0%    100.0%
200 Fullerton                      Carol Stream, IL         1968/1995    66,254    66,254     100.0%    100.0%
200 South Mitchell Court           Addison, IL                   1985   152,200   152,200     100.0%    100.0%
342 Carol Lane                     Elmhurst, IL                  1989    67,935    67,935     100.0%    100.0%
343 Carol Lane                     Elmhurst, IL                  1989    30,084    30,084     100.0%      0.0%
350 Randy Road                     Carol Stream, IL              1974    25,200    22,050      87.5%     87.5%
370 Carol Lane                     Elmhurst, IL             1977/1994    60,290    60,290     100.0%    100.0%
388 Carol Lane                     Elmhurst, IL                  1979    40,502    40,502     100.0%    100.0%
4160 Madison                       Hillside, IL             1974/1994    79,532    79,532     100.0%    100.0%
4211 Madison                       Hillside, IL             1977/1992    90,344    90,344     100.0%    100.0%
4300 Madison                       Hillside, IL                  1980   127,129   111,449      87.7%     81.3%
550 Kehoe Boulevard                Carol Stream, IL              1997    44,575    44,575     100.0%    100.0%
555 Kirk Road                      St. Charles, IL               1990    62,400    62,400     100.0%    100.0%
Arlington Heights                  Arlington Heights,
                                    IL                           1978   304,506   304,506     100.0%    100.0%
Enterprise Center II               East Chicago, IN      1917/1991-97   169,435    28,978      17.1%     17.1%
Enterprise Center III              East Chicago, IN      1917/1991-97   291,550   154,275      52.9%     52.9%
Enterprise Center IV               East Chicago, IN      1917/1991-97    87,484    85,800      98.1%     98.1%
Enterprise Center V                Hammond, IN              1920-1952   196,475   196,475     100.0%    100.0%
Enterprise Center VI               Hammond, IN              1920-1952   250,266   248,255      99.2%     99.2%
Enterprise Center VII              Chicago, IL           1916/1991-96   462,670   462,670     100.0%    100.0%
Enterprise Center VIII             Chicago, IL           1916/1991-96   242,199         -       0.0%     33.8%


Industrial Properties (continued):
-----------------------------------
Enterprise Center IX               Chicago, IL           1916/1991-96   162,682   107,469      66.1%     66.1%
Enterprise Center X                Chicago, IL           1916/1991-96   172,775   142,413      82.4%     98.2%
East Chicago Enterprise Center     East Chicago, IN      1917/1991-97    14,070         -       0.0%    100.0%
Hammond Enterprise Center          Hammond, IN              1920-1952    76,821    70,797      92.2%     92.7%
                                                                      ----------------------------------------
  Total Industrial Properties                                         3,874,712 3,154,122      81.4%     84.4%
                                                                      ----------------------------------------

Total Office and Industrial
 Properties                                                           9,410,777 7,310,011      77.7%     87.9%
                                                                      ========================================


Joint Venture Properties:
-----------------------------------
Bank One Center                    Chicago, IL                   2003 1,497,472 1,014,446      67.7%      0.0%
77 West Wacker Drive               Chicago, IL                   1992   944,556   859,829      91.0%     96.0%
Thistle Landing                    Phoenix, AZ                   2000   385,274   220,447      57.2%     57.2%
                                                                      ----------------------------------------
Total Joint Venture Properties                                        2,827,302 2,094,722      74.1%     39.9%
                                                                      ========================================


                                                Prime Group Realty Trust
                                                  Fourth Quarter 2003

                                      Leasing Activity During Fourth Quarter 2003
------------------------------------------------------------------------------------------------------------------------


                                                                                                              Joint
                                                   CBD         Suburban                        Total         Venture
                                                 Office         Office       Industrial      Portfolio      Office(1)
                                             ---------------------------------------------------------------------------

12/31/03 Net Rentable Square Feet                 3,849,418      1,686,647      3,874,712      9,410,777      2,827,302

------------------------------------------------------------------------------------------------------------------------

9/30/03 Square Feet Occupied                      2,764,978      1,431,630      2,992,384      7,188,992      2,099,259
9/30/03 Percent Occupied                               72.0%          84.9%          77.2%          76.5%          74.2%

------------------------------------------------------------------------------------------------------------------------

Number of New Leases Commencing(2)                        1              2              3              6              1
Square Feet of New Leases Commencing(2)               1,777         35,190        257,557        294,524          3,486

------------------------------------------------------------------------------------------------------------------------

Number of Expansions Commencing(3)                        4              2              1              7              -
Square Feet of Expansions Commencing(3)              14,556          2,317         41,400         58,273              -

------------------------------------------------------------------------------------------------------------------------

Number of Move Outs                                       9              5              2             16              1
Square Feet of Move Outs                             18,484         52,920         29,750        101,154          8,023

------------------------------------------------------------------------------------------------------------------------

Number of Lease Terminations                              1              5              1              7              -
Square Feet of Lease Terminations                       423         22,732        107,469        130,624              -

------------------------------------------------------------------------------------------------------------------------

12/31/03 Square Feet Occupied                     2,762,404      1,393,485      3,154,122      7,310,011      2,094,722
12/31/03 Percent Occupied                              71.8%          82.6%          81.4%          77.7%          74.1%



(1)  Joint Venture Office  includes 77 West Wacker Drive,  Bank One Center,  and
     Thistle Landing.
(2) New industrial leases include a lease with a successor-in-interest to a previous tenant.
(3)  Industrial expansions include a two month lease.



                                               Prime Group Realty Trust
                                                  Fourth Quarter 2003

                                   Leasing Activity for the Twelve Months Ended 2003
-----------------------------------------------------------------------------------------------------------------------


                                                                                                             Joint
                                                   CBD         Suburban                        Total        Venture
                                                 Office         Office       Industrial      Portfolio     Office(1)
                                             --------------------------------------------------------------------------

12/31/03 Net Rentable Square Feet                 3,849,418      1,686,647      3,874,712      9,410,777     2,827,302

-----------------------------------------------------------------------------------------------------------------------

12/31/02 Square Feet Occupied                     3,555,335      1,430,943      3,270,585      8,256,863     1,127,103
12/31/02 Percent Occupied                              92.9%          84.6%          84.4%          87.9%         39.9%

-----------------------------------------------------------------------------------------------------------------------

Number of New Leases Commencing(2)                       17              7              4             28             4
Square Feet of New Leases Commencing(2)              88,315         52,751        269,429        410,495     1,003,398

-----------------------------------------------------------------------------------------------------------------------

Number of Expansions Commencing(3)                       14              7              2             23             4
Square Feet of Expansions Commencing(3)              41,784         19,674         53,307        114,765        32,361

-----------------------------------------------------------------------------------------------------------------------

Number of Move Outs                                      37             10              5             52             3
Square Feet of Move Outs                            229,511         71,737        167,425        468,673        22,290

-----------------------------------------------------------------------------------------------------------------------

Number of Lease Terminations                             10             10              4             24             2
Square Feet of Terminations                         693,519         38,146        271,774      1,003,439        45,850

-----------------------------------------------------------------------------------------------------------------------

12/31/03 Square Feet Occupied                     2,762,404      1,393,485      3,154,122      7,310,011     2,094,722
12/31/03 Percent Occupied(4)                           71.8%          82.6%          81.4%          77.7%         74.1%


(1)  Joint Venture Office  includes 77 West Wacker Drive,  Bank One Center,  and
     Thistle Landing.
(2) New industrial leases include a lease with a successor-in-interest to a previous tenant.
(3)  Industrial expansions include a two month lease.
(4) The decrease in CBD Office occupancy is largely due to the Arthur Andersen lease termination of 656,831 square feet.


                                        Prime Group Realty Trust
                                           Fourth Quarter 2003

                               Tenant Retention During Fourth Quarter 2003
---------------------------------------------------------------------------------------------------------


                                                                                                 Joint
                                                          CBD     Suburban             Total    Venture
                                                         Office    Office  IndustrialPortfolio Office(5)
                                                       --------------------------------------------------

Number of Renewals(1)                                          6         3         1        10         -
Number of Extensions(1)                                        5         2         -         7         -

---------------------------------------------------------------------------------------------------------

Square Feet up for Renewal(2)                            120,927    56,817    49,824   227,568     8,023

Square Feet of Leases Renewed                             96,575    27,665    20,074   144,314         -
Square Feet of Leases Extended                             5,868    11,651         -    17,519         -
                                                       --------------------------------------------------
Total Retained                                           102,443    39,316    20,074   161,833         -
Percent Retained                                            84.7%     69.2%     40.3%     71.1%      0.0%

---------------------------------------------------------------------------------------------------------

Old Gross Rental Rate Including Straight-Line Rent(3)     $21.95    $23.86     $8.19    $20.71        $-
New Gross Rental Rate Including Straight-Line Rent(3)     $25.75    $25.46     $8.65    $23.56        $-
Percent Change in Gross Rental Rate                         17.3%      6.7%      5.6%     13.8%      0.0%

---------------------------------------------------------------------------------------------------------

Old Gross Rental Rate Excluding Straight-Line Rent(4)     $23.06    $24.64     $8.37    $21.62        $-
New Gross Rental Rate Excluding Straight-Line Rent(4)     $23.83    $24.65     $8.55    $22.13        $-
Percent Change in Gross Rental Rate                          3.3%      0.0%      2.2%      2.4%      0.0%


(1)  Renewals  include leases with terms of 36 months and greater and extensions include leases with terms of 12-35 months.
(2)  Square  feet  up  for  renewal   excludes  space  occupied  by  tenants  in
     bankruptcy,  lease terminations,  and tenants who could not be renewed as a result of the Argent Mortgage Company lease at Continental Towers.
(3)  Old and new gross rental rates  including  straight-line  rent refer to the average gross rental rate over the respective terms.
(4)  Old and new gross rental rates  excluding  straight-line  rent refer to the gross rental rate in place at the expiration  date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.
(5)  Joint Venture Office  includes 77 West Wacker Drive,  Bank One Center,  and
     Thistle Landing.


                                        Prime Group Realty Trust
                                           Fourth Quarter 2003

                            Tenant Retention for the Twelve Months Ended 2003
---------------------------------------------------------------------------------------------------------


                                                                                                 Joint
                                                          CBD     Suburban             Total    Venture
                                                         Office    Office  IndustrialPortfolio Office(5)
                                                       --------------------------------------------------

Number of Renewals(1)                                         31        12         2        45         6
Number of Extensions(1)                                       21         8         1        30         1

---------------------------------------------------------------------------------------------------------

Square Feet up for Renewal(2)                            483,851   135,800   108,961   728,612    97,792

Square Feet of Leases Renewed                            220,037    58,862    56,804   335,703    50,154
Square Feet of Leases Extended                            34,303    42,688     4,736    81,727    25,348
                                                       --------------------------------------------------
Total Retained                                           254,340   101,550    61,540   417,430    75,502
Percent Retained                                            52.6%     74.8%     56.5%     57.3%     77.2%

---------------------------------------------------------------------------------------------------------

Old Gross Rental Rate Including Straight-Line Rent(3)     $22.63    $23.34     $8.01    $20.65    $39.45
New Gross Rental Rate Including Straight-Line Rent(3)     $24.39    $23.31     $8.32    $21.76    $42.65
Percent Change in Gross Rental Rate                          7.8%     -0.1%      3.9%      5.4%      8.1%

---------------------------------------------------------------------------------------------------------

Old Gross Rental Rate Excluding Straight-Line Rent(4)     $23.57    $23.86     $8.16    $21.37    $39.38
New Gross Rental Rate Excluding Straight-Line Rent(4)     $23.41    $22.85     $8.17    $21.03    $41.59
Percent Change in Gross Rental Rate                         -0.7%     -4.2%      0.1%     -1.6%      5.6%


(1)  Renewals  include leases with terms of 36 months and greater and extensions include leases with terms of 12-35 months.
(2)  Square  feet  up  for  renewal   excludes  space  occupied  by  tenants  in
     bankruptcy, lease terminations, the master lease at 1051 Kirk Road (120,004
     sf) that expired 3/31/03,  and tenants who could not be renewed as a result of the Argent Mortgage Company lease at Continental Towers.
(3)  Old and new gross rental rates  including  straight-line  rent refer to the average gross rental rate over the respective terms.
(4)  Old and new gross rental rates  excluding  straight-line  rent refer to the gross rental rate in place at the expiration  date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.
(5)  Joint Venture Office  includes 77 West Wacker Drive,  Bank One Center,  and
     Thistle Landing.


                                       Prime Group Realty Trust
                                          Fourth Quarter 2003

                                   Office Lease Expiration Schedule
-------------------------------------------------------------------------------------------------------


                                  Percent of
               Net Rentable      Net Rentable                         Percent of        Annual Base
    Year        Square Feet       Square Feet      Annual Base       Annual Base          Rent per
  of Lease      Subject to        Subject to         Rent of           Rent of         Square Foot of
 Expiration Expiring Leases(1)  Expiring Leases  Expiring Leases   Expiring Leases    Expiring Leases
-------------------------------------------------------------------------------------------------------

       2004            358,588              8.2%      $4,921,655                 6.4%           $13.73
       2005            670,390             15.4%       9,751,590                12.6%            14.55
       2006            744,601             17.1%      10,027,810                13.0%            13.47
       2007            432,582              9.9%       8,441,004                10.9%            19.51
       2008            410,543              9.4%       6,646,245                 8.6%            16.19
       2009            238,894              5.5%       4,889,879                 6.3%            20.47
       2010            455,514             10.4%      12,427,813                16.1%            27.28
       2011            360,740              8.3%       6,659,915                 8.6%            18.46
       2012            249,188              5.7%       4,811,789                 6.2%            19.31
       2013            161,964              3.7%       2,752,508                 3.6%            16.99
 Thereafter            278,818              6.4%       5,863,772                 7.6%            21.03
            -------------------------------------------------------------------------------------------
Total                4,361,822            100.0%     $77,193,980               100.0%           $17.70
            ===========================================================================================


(1)  Excludes month-to-month leases and leases at joint venture properties.


                                       Prime Group Realty Trust
                                          Fourth Quarter 2003

                                 Industrial Lease Expiration Schedule
-------------------------------------------------------------------------------------------------------


                                    Percent of
                Net Rentable       Net Rentable                       Percent of        Annual Base
    Year         Square Feet       Square Feet       Annual Base      Annual Base        Rent per
  of Lease       Subject to         Subject to         Rent of          Rent of       Square Foot of
 Expiration  Expiring Leases(1)  Expiring Leases   Expiring Leases  Expiring Leases   Expiring Leases
-------------------------------------------------------------------------------------------------------

        2004            344,006              11.0%      $1,318,375             10.0%             $3.83
        2005            437,826              14.0%       1,861,543             14.1%              4.25
        2006            482,843              15.4%       2,238,494             17.0%              4.64
        2007             18,005               0.6%          57,616              0.4%              3.20
        2008            261,138               8.3%       1,188,746              9.0%              4.55
        2009                  -               0.0%               -              0.0%                 -
        2010            354,269              11.3%       1,353,298             10.3%              3.82
        2011            196,766               6.3%       1,194,882              9.1%              6.07
        2012                  -               0.0%               -              0.0%                 -
        2013            345,390              11.0%       1,375,917             10.4%              3.98
 Thereafter             696,249              22.2%       2,613,963             19.8%              3.75
             ------------------------------------------------------------------------------------------
Total                 3,136,492             100.0%     $13,202,834            100.0%             $4.21
             ==========================================================================================


(1)  Excludes month-to-month leases.


                                       Prime Group Realty Trust
                                          Fourth Quarter 2003

                            Joint Venture Office Lease Expiration Schedule
-------------------------------------------------------------------------------------------------------


                                   Percent of
               Net Rentable       Net Rentable                       Percent of
    Year        Square Feet       Square Feet       Annual Base      Annual Base       Annual Base
  of Lease      Subject to         Subject to         Rent of          Rent of         Rent PSF of
 Expiration Expiring Leases(1)  Expiring Leases   Expiring Leases  Expiring Leases   Expiring Leases
-------------------------------------------------------------------------------------------------------

       2004             77,241               3.6%      $1,522,891              2.4%             $19.72
       2005             54,441               2.5%         684,519              1.1%              12.57
       2006             23,273               1.1%         586,817              0.9%              25.21
       2007            618,245              28.5%      17,207,026             27.0%              27.83
       2008             40,117               1.8%       1,061,575              1.7%              26.46
 Thereafter          1,358,676              62.6%      42,598,598             66.9%              31.35
            -------------------------------------------------------------------------------------------
Total                2,171,993             100.0%     $63,661,426            100.0%             $29.31
            ===========================================================================================


(1)  Excludes month-to-month leases.


                                                Prime Group Realty Trust
                                                  Fourth Quarter 2003

                                          Largest Tenants by Annual Gross Rent
------------------------------------------------------------------------------------------------------------------------


                        Office(1)                                                    Industrial
----------------------------------------------------------  ------------------------------------------------------------
                                              Percent of                                                   Percent of
                                                 Total                                                        Total
                                  Annual        Office                                        Annual       Industrial
            Tenant             Gross Rent(2)  Gross Rent                Tenant             Gross Rent(2)   Gross Rent
----------------------------------------------------------  ------------------------------------------------------------

Jenner & Block                   $12,536,037          7.1%  Gerdau Ameristeel Perth Amboy     $1,943,250           11.1%
IBM Corporation                    8,640,718          4.9%  Dynamic Manufacturing Co.          1,342,153            7.6%
ST Holdings Inc(3)                 6,548,775          3.7%  A.M. Castle & Co.                  1,039,642            5.9%
ABN AMRO                           5,489,489          3.1%  Semblex Corporation                1,002,413            5.7%
Accenture                          5,188,362          2.9%  BWD Automotives                      795,910            4.5%
Aon Consulting                     2,604,975          1.5%  Amurol Confections                   732,629            4.2%
Fifth Third Bank                   2,559,154          1.4%  Plunkett Furniture                   551,924            3.1%
Central Parking                    2,115,304          1.2%  Berlin Packaging Corporation         518,885            3.0%
Draper & Kramer                    1,597,398          0.9%  HECO Equipment                       494,384            2.8%
CEDA                               1,313,820          0.7%  A.M International                    464,007            2.6%
                              ----------------------------                                ------------------------------
Total                            $48,594,032         27.5%  Total                             $8,885,197           50.6%
                              ============================                                ==============================


(1)  Excludes joint venture properties.
(2)  Annual Gross Rent excludes straight-line rent.
(3)  Lease is guaranteed by Sears, Roebuck and Co.


                            Prime Group Realty Trust
                               Fourth Quarter 2003

     Portfolio by North American Industry Classification System (NAICS) Code
---------------------------------------------------------------------------------


                                                      Percent of    Percent of
 NAICS                                                Total Base   Total Square
  Code                 Classification                   Rent(1)       Feet(1)
---------------------------------------------------------------------------------

     54 Professional, Scientific, and Technical
         Services                                            30.1%          22.2%
     52 Finance and Insurance                                27.0%          18.7%
     31 Manufacturing                                        21.4%          38.2%
     53 Real Estate and Rental and Leasing                    5.7%           3.6%
     51 Information                                           4.7%           4.5%
     62 Healthcare and Social Assistance                      2.4%           2.4%
     55 Management of Companies and Enterprises               2.0%           1.5%
     44 Retail Trade                                          1.6%           1.6%
        Other                                                 5.1%           7.3%
                                                     ----------------------------
                                                            100.0%         100.0%
                                                     ============================


(1)  Excludes joint venture properties.


                                              Prime Group Realty Trust
                                                 Fourth Quarter 2003

                                           Board of Trustees and Officers
---------------------------------------------------------------------------------------------------------------------


Board of Trustees                                           Officers
-------------------------------------------------------     ---------------------------------------------------------

Stephen J. Nardi                                            Jeffrey A. Patterson
Chairman of the Board of Trustees, Prime Group Realty       President, Chief Investment Officer
 Trust

Douglas Crocker II                                          Steven R. Baron
Principal, DC Partners LLC                                  Executive Vice President, CBD Leasing

Raymond H. D'Ardenne                                        Donald F. Faloon
Principal, Castle Pine Advisors                             Executive Vice President, Development

Jacque M. Ducharme                                          Richard M. FitzPatrick
Vice Chairman Western Region and Director, Julien J.        Executive Vice President, Chief Financial Officer
 Studley, Inc.

Daniel A. Lupiani                                           James F. Hoffman
President, Lupiani & Associates, LLC                        Executive Vice President, General Counsel and Secretary

Christopher J. Nassetta                                     Faye I. Oomen
President and Chief Executive Officer, Host Marriott        Executive Vice President, Suburban/CBD Office Leasing
 Corporation

                                                            John F. Bucheleres
                                                            Senior Vice President, CBD Office Leasing

                                                            Paul G. Del Vecchio
                                                            Senior Vice President, Capital Markets

                                                            Roy P. Rendino
                                                            Senior Vice President, Finance and Chief Accounting
                                                             Officer

                                                            Christopher J. Sultz
                                                            Senior Vice President, Industrial Operations